ON LETTERHEAD

                                 Exhibit 23.3(b)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion of our report dated November 20, 1998 of our audit of the financial statement of Swissray International, Inc. for the year ended June 30, 1998 in Swissray International, Inc.'s Amendment No. 3 to Form S-1 filed December 8, 1999.

                                           /S/Feldman Sherb Horowitz & Co., P.C.
                                              FELDMAN SHERB HOROWITZ & CO., P.C.

New York, New York
December 8, 1999